UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2017 (February 22, 2017)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of W. Larry Cash as President of Financial Services, Chief Financial Officer and Director of the Company

On February 22, 2017, Community Health Systems, Inc. (the “Company”) issued a press release announcing that W. Larry Cash, President of Financial Services and Chief Financial Officer, will retire as an officer and as a member of the Board of Directors of the Company effective May 16, 2017, the date of the Company’s 2017 annual meeting of stockholders. Upon his retirement, Mr. Cash will enter into a consulting agreement with the Company, pursuant to which he will advise the Company’s management team on issues related to healthcare finance, management and operations. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 5.02.

Intent to Appoint Thomas J. Aaron as Chief Financial Officer of the Company

In conjunction with Mr. Cash’s retirement, the Company intends to appoint Thomas J. Aaron as Chief Financial Officer of the Company effective May 16, 2017.

Mr. Aaron, age 54, joined the Company in November 2016 as Senior Vice President – Finance. Prior to that, he was with Deloitte & Touche LLP for 32 years. Mr. Aaron served as Deloitte’s Tennessee Managing partner from 2006 to 2016. His healthcare industry experience at Deloitte includes audits of public and private companies, strategy and operations improvement consulting, mergers and acquisitions, financing and public equity offering services, and participation in numerous board and committee meetings. As a partner at Deloitte, Mr. Aaron was the lead client service and lead assurance partner on the Company’s external audit from 1996 to 2003 and from 2008 to 2013. Mr. Aaron received his bachelor’s degree from the University of Kentucky. He serves as a Master’s of Accounting Advisory Board member for the University of Kentucky and for Vanderbilt University’s Owen Graduate School of Management.

Mr. Aaron is not a party to any material plan, contract or arrangement with the Company entered into in connection with Mr. Aaron’s upcoming appointment, and Mr. Aaron’s compensation as Chief Financial Officer has not yet been determined.

A copy of the press release related to Mr. Aaron’s appointment as the Company’s Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release dated February 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2017	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

By: /s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer
(principal executive officer)

Exhibit Index

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release dated February 22, 2017.